PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2019
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

8. PROPERTY AND EQUIPMENT, NET

Property and equipment, net of accumulated depreciation, as of December 31, 2018 and 2019 consisted of the following:

	2018	2019	2019
	RUB	RUB	$
Servers and network equipment	49,570	59,409	753.3
Land, land rights and buildings	16,261	16,410	208.1
Infrastructure systems	8,753	9,537	121.0
Office furniture and equipment	3,585	4,843	61.4
Leasehold improvements	1,325	1,980	25.1
Other equipment	519	3,010	38.2
Assets not yet in use	1,435	3,778	47.9
Total	81,448	98,967	1,255.0
Less: accumulated depreciation	(41,708)	(51,111)	(648.1)
Total property and equipment, net	39,740	47,856	606.9

In December 2018, the Company purchased rights to a land plot in Moscow, Russia, from third parties. The Company has acquired the rights to the land and buildings, including the underlying long-term land lease rights from the Moscow Property Department of Moscow government related to the land plot, for the total amount of approximately RUB 10,046. Subject to obtaining required regulatory approvals the Company intends to construct the headquarters on this land plot.

Assets not yet in use primarily represent infrastructure systems, computer equipment and other assets under installation, including related prepayments, and comprise the cost of the assets and other direct costs applicable to purchase and installation. Leasehold improvements included in assets not yet in use amounted to RUB 250 and RUB 98 ($1.2) as of December 31, 2018 and 2019, respectively.

Depreciation expenses related to property and equipment for the years ended December 31, 2017, 2018 and 2019 amounted to RUB 9,131, RUB 9,833 and RUB 12,164 ($154.3), respectively.